                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2007
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                             EVERLAST WORLDWIDE INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-25918                  13-3672716
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      (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)           Identification No.)

    1350 Broadway, Suite 2300, New York, New York                10018
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 239-0990
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     /_/  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     /_/  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     /_/  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     /_/  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On August 3, 2007, Everlast Worldwide Inc. (the "Company") announced that it entered into a settlement agreement and mutual release (the "Agreement"), dated as of August 3, 2007, by and among (i) Hidary Group Acquisitions, LLC and
Hidary Group Acquisitions, Inc.; (ii) the Company; and (iii) Brands Holdings
Limited and EWI Acquisition, Inc., a copy of which is filed herewith as Exhibit
99.1 and is incorporated herein by reference.

      On August 3, 2007, the Company issued a press release announcing the
Agreement. A copy of the press release issued by the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit Number    Description
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99.1              Settlement Agreement and Mutual Release, dated as of August
                  3, 2007, by and among (i) Hidary Group Acquisitions, LLC
                  and Hidary Group Acquisitions, Inc.; (ii) Everlast
                  Worldwide Inc.; and (iii) Brands Holdings Limited and EWI
                  Acquisition, Inc.

99.2              Press Release dated August 3, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: August 3, 2007
                                       By: /s/ Gary J. Dailey
                                           ----------------------------------------
                                       Name:  Gary J. Dailey
                                       Title: Chief Financial Officer

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                                   EXHIBIT INDEX

Exhibit Number    Description
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99.1              Settlement Agreement and Mutual Release, dated as of August
                  3, 2007, by and among (i) Hidary Group Acquisitions, LLC
                  and Hidary Group Acquisitions, Inc.; (ii) Everlast
                  Worldwide Inc.; and (iii) Brands Holdings Limited and EWI
                  Acquisition, Inc.

99.2              Press Release dated August 3, 2007.

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